LEHMAN BROTHERS

                             COMPUTATIONAL MATERIALS

                     $85,000,000 Certificates (Approximate)

                    First Alliance Mortgage Loan Trust 1997-3
             Mortgage Loan Asset Backed Certificates, Series 1997-3

             First Alliance Mortgage Company (Company and Servicer)

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3

                           CLASS A-1 PRICE-YIELD TABLE

                           *** PRICED TO 10% CALL ***

FIXED             HEP 27.00      HEP 23.00      HEP 25.00      HEP 29.00      HEP 31.00      HEP 33.00      HEP 35.00
ARMS              CPR 27.00      CPR 27.00      CPR 27.00      CPR 27.00      CPR 27.00      CPR 27.00      CPR 27.00
- -----             ---------      ---------      ---------      ---------      ---------      ---------      ---------
99-28+                6.916          6.926          6.921          6.911          6.905          6.900          6.895
99-29                 6.910          6.921          6.915          6.904          6.899          6.893          6.888
99-29+                6.904          6.915          6.909          6.898          6.892          6.886          6.880
99-30                 6.898          6.910          6.904          6.892          6.885          6.879          6.873
99-30+                6.892          6.904          6.898          6.885          6.879          6.872          6.866
99-31                 6.885          6.899          6.892          6.879          6.872          6.865          6.858
99-31+                6.879          6.894          6.886          6.873          6.865          6.858          6.851
100-00                6.873          6.888          6.881          6.866          6.859          6.851          6.844
100-00+               6.867          6.883          6.875          6.860          6.852          6.844          6.836
100-01                6.861          6.877          6.869          6.853          6.845          6.837          6.829
100-01+               6.855          6.872          6.863          6.847          6.839          6.830          6.822
100-02                6.849          6.867          6.858          6.841          6.832          6.823          6.814
100-02+               6.843          6.861          6.852          6.834          6.825          6.816          6.807
100-03                6.837          6.856          6.846          6.828          6.818          6.809          6.800
100-03+               6.831          6.850          6.841          6.822          6.812          6.802          6.792

Avg. Life             3.081          3.505          3.277          2.911           2.75          2.609          2.479
Mod. Dur.             2.567          2.867          2.707          2.443          2.325          2.220          2.123
1st  Pmt.             0.067          0.067          0.067          0.067          0.067          0.067          0.067
Last Pmt.           1/20/05        8/20/05        4/20/05       11/20/04        8/20/04        6/20/04        4/20/04

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-2

                     CLASS A2 DISCOUNT MARGIN ACT/360 TABLE

                           *** PRICED TO 10% CALL ***

FIXED             HEP 27.00      HEP 27.00      HEP 27.00      HEP 27.00      HEP 27.00      HEP 27.00      HEP 27.00
ARMS              CPR 27.00      CPR 21.00      CPR 23.00      CPR 25.00      CPR 29.00      CPR 31.00      CPR 33.00
- -----             ---------      ---------      ---------      ---------      ---------      ---------      ---------
99-28+               26.355         25.531         25.801         26.073         26.638         26.920         27.212
99-29                25.732         25.026         25.258         25.491         25.975         26.217         26.467
99-29+               25.110         24.521         24.714         24.909         25.312         25.513         25.722
99-30                24.488         24.017         24.171         24.327         24.649         24.810         24.977
99-30+               23.865         23.512         23.628         23.745         23.986         24.108         24.232
99-31                23.243         23.008         23.085         23.163         23.324         23.405         23.488
99-31+               22.622         22.504         22.543         22.581         22.662         22.702         22.744
100-00               22.000         22.000         22.000         22.000         22.000         22.000         22.000
100-00+              21.379         21.496         21.458         21.419         21.338         21.298         21.256
100-01               20.757         20.992         20.915         20.838         20.677         20.596         20.513
100-01+              20.136         20.489         20.373         20.257         20.015         19.894         19.769
100-02               19.515         19.985         19.831         19.676         19.354         19.193         19.026
100-02+              18.894         19.482         19.289         19.095         18.693         18.491         18.283
100-03               18.274         18.979         18.748         18.515         18.032         17.790         17.541
100-03+              17.653         18.476         18.206         17.934         17.371         17.089         16.798

Avg. Life             2.837          3.609          3.313          3.061          2.643          2.474          2.321
Mod. Dur.             2.418          2.983          2.771          2.586          2.271          2.141          2.021
1st  Pmt.             0.067          0.067          0.067          0.067          0.067          0.067          0.067
Last Pmt.           1/20/05        5/20/06       11/20/05        6/20/05        9/20/04        6/20/04        3/20/04

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


First Alliance Mortgage Loan Trust 1997-3

AVAILABLE FUNDS CAP

Date                 Available Funds Cap (30/360 Basis)             Date               Available Funds Cap (30/360 Basis)
- --------------------------------------------------------            ------------------------------------------------------
    10/97                                      8.384                    7/00                                    11.289
    11/97                                      8.384                    8/00                                    11.289
    12/97                                      8.382                    9/00                                    11.289
     1/98                                      8.381                   10/00                                    11.289
     2/98                                      8.420                   11/00                                    11.289
     3/98                                      8.548                   12/00                                    11.289
     4/98                                      8.048                    1/97                                    11.289
     5/98                                      8.375                    2/97                                    11.289
     6/98                                      8.683                    3/97                                    11.289
     7/98                                      8.793                    4/97                                    11.289
     8/98                                      8.833                    5/97                                    11.289
     9/98                                      8.961                    6/97                                    11.289
    10/98                                      8.961                    7/97                                    11.289
    11/98                                      9.288                    8/97                                    11.289
    12/98                                      9.596                    9/97                                    11.289
     1/99                                      9.706                   10/97                                    11.289
     2/99                                      9.746                   11/97                                    11.289
     3/99                                      9.873                   12/97                                    11.289
     4/99                                      9.873                    1/97                                    11.289
     5/99                                     10.200                    2/97                                    11.289
     6/99                                     10.508                    3/97                                    11.289
     7/99                                     10.699                    4/97                                    11.289
     8/99                                     10.708                    5/97                                    11.289
     9/99                                     10.911                    6/97                                    11.289
    10/99                                     10.911                    7/97                                    11.289
    11/99                                     11.001                    8/97                                    11.289
    12/99                                     11.186                    9/97                                    11.289
     1/00                                     11.289                   10/97                                    11.289
     2/00                                     11.289                   11/97                                    11.289
     3/00                                     11.289                   12/97                                    11.289
     4/00                                     11.289                    1/97                                    11.289
     5/00                                     11.289                    2/97                                    11.289
     6/00                                     11.289                    3/97                                    11.289

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                     GROUP I COLLATERAL

         -  FAMT73
         -  Cut Off Date of Tape is  9/1/97
         -  FIX
         -  $28,631,067.46
         -  Mortgage Summary Report

- --------------------------------------------------------------------------------

Number of Mortgage Loans:                                       380

Aggregate Unpaid Principal Balance:                             $28,631,067.46
Aggregate Original Principal Balance:                           $28,683,006.00

Weighted Average Gross Coupon:                                  9.848%
Gross Coupon Range:                                             7.990% - 17.250%
- --------------------------------------------------------------------------------

Average Unpaid Principal Balance:                               $75,344.91
Average Original Principal Balance:                             $75,481.59

Maximum Unpaid Principal Balance:                               $270,737.00
Minimum Unpaid Principal Balance:                               $14,907.55

Maximum Original Principal Balance:                             $270,737.00
Minimum Original Principal Balance:                             $15,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):               298.800
Stated Rem Term Range:                                          82.000 - 360.000

Weighted Avg. Amortized Rem. Term:                              312.954
Amortized Rem Term Range:                                       80.648 - 360.031

Weighted Average Age:                                           1.262
Age Range:                                                      0.000 - 7.000

Weighted Average Original Term:                                 300.062
Original Term Range:                                            84.000 - 360.000

Weighted Average Original LTV:                                  52.901
Original LTV Range:                                             9.790% - 80.000%

Weighted Average Combined LTV:                                  53.167
Combined LTV Range:                                             9.790% - 80.000%

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                     GROUP I COLLATERAL

- --------------------------------------------------------------------------------
                          COMBINED LOAN-TO-VALUE RATIOS

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
Combined                    Number of                  Unpaid          Aggregate
Loan-To-Value                Mortgage               Principal          Principal
Ratio                           Loans                 Balance            Balance

75.01 to  80.00                    11            1,186,021.74               4.14
70.01 to  75.00                    23            2,379,602.12               8.31
65.01 to  70.00                    31            3,278,459.99              11.45
60.01 to  65.00                    39            3,324,748.62              11.61
55.01 to  60.00                    42            3,634,474.34              12.69
50.01 to  55.00                    39            3,320,382.86              11.60
45.01 to  50.00                    39            2,927,029.87              10.22
40.01 to  45.00                    37            2,618,855.44               9.15
35.01 to  40.00                    33            1,817,593.77               6.35
30.01 to  35.00                    29            1,468,858.16               5.13
25.01 to  30.00                    26            1,193,704.42               4.17
20.01 to  25.00                    21            1,115,732.79               3.90
15.01 to  20.00                     8              266,970.90               0.93
10.01 to  15.00                     1               74,939.44               0.26
5.01  to  10.00                     1               23,693.00               0.08
- --------------------    -------------     ---------------------   --------------
Total............                 380          $28,631,067.46            100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
                            Number of                  Unpaid          Aggregate
Loan-To-Value                Mortgage               Principal          Principal
Ratio                           Loans                 Balance            Balance

75.01 to  80.00                    11            1,186,021.74               4.14
70.01 to  75.00                    23            2,379,602.12               8.31
65.01 to  70.00                    31            3,278,459.99              11.45
60.01 to  65.00                    39            3,324,748.62              11.61
55.01 to  60.00                    42            3,634,474.34              12.69
50.01 to  55.00                    38            3,220,424.79              11.25
45.01 to  50.00                    37            2,870,729.96              10.03
40.01 to  45.00                    37            2,618,855.44               9.15
35.01 to  40.00                    31            1,740,498.81               6.08
30.01 to  35.00                    25            1,366,935.89               4.77
25.01 to  30.00                    28            1,250,972.36               4.37
20.01 to  25.00                    22            1,215,690.86               4.25
15.01 to  20.00                    12              397,124.75               1.39
10.01 to  15.00                     2               92,854.06               0.32
5.01 to  10.00                      2               53,673.73               0.19
- ---------------------       ---------   --------------------- ---------------
Total............                 380          $28,631,067.46            100.00%
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                     GROUP I COLLATERAL

- --------------------------------------------------------------------------------
                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
Gross Mortgage                   Number of             Unpaid          Aggregate
Interest Rate                     Mortgage          Principal          Principal
Range                                Loans            Balance            Balance

7.50% < Gross Coupon <=  8.00%           5         534,532.62               1.87
8.00% < Gross Coupon <=  8.50%           8         623,660.46               2.18
8.50% < Gross Coupon <=  9.00%         105       8,582,843.78              29.98
9.00% < Gross Coupon <=  9.50%          64       5,166,855.90              18.05
9.50% < Gross Coupon <= 10.00%          76       5,772,584.65              20.16
10.00% < Gross Coupon <= 10.50%         39       2,719,177.58               9.50
10.50% < Gross Coupon <= 11.00%         30       2,026,998.26               7.08
11.00% < Gross Coupon <= 11.50%         15       1,008,386.98               3.52
11.50% < Gross Coupon <= 12.00%         14         709,214.25               2.48
12.00% < Gross Coupon <= 12.50%          4         307,078.56               1.07
12.50% < Gross Coupon <= 13.00%          7         321,238.33               1.12
13.00% < Gross Coupon <= 13.50%          4         290,708.97               1.02
13.50% < Gross Coupon <= 14.00%          5         444,139.41               1.55
14.00% < Gross Coupon <= 14.50%          1          14,907.55               0.05
14.50% < Gross Coupon <= 15.00%          2          77,315.84               0.27
17.00% < Gross Coupon <= 17.50%          1          31,424.32               0.11
- --------------------------------  --------  -----------------  -----------------
Total..........                        380     $28,631,067.46            100.00%
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                     GROUP I COLLATERAL

- --------------------------------------------------------------------------------
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
                            Number of                  Unpaid          Aggregate
                             Mortgage               Principal          Principal
State                           Loans                 Balance            Balance

AZ                                  4              179,866.25               0.63
CA                                105            8,977,399.97              31.36
CO                                  7              417,771.87               1.46
DC                                  2              120,669.00               0.42
FL                                 15              892,503.81               3.12
GA                                  6              311,128.79               1.09
IL                                 23            1,543,550.32               5.39
MA                                  4              317,333.27               1.11
MD                                 11              620,462.29               2.17
MI                                  1              154,545.23               0.54
MN                                  2               79,763.97               0.28
NJ                                 51            3,851,661.93              13.45
NY                                 84            6,441,043.59               22.5
OH                                  3              205,077.00               0.72
OR                                 13              762,959.40               2.66
PA                                 13            1,186,748.13               4.14
UT                                  8              616,509.00               2.15
VA                                  1               80,750.00               0.28
WA                                 27            1,871,323.64               6.54
- --------------------  ---------------   --------------------- ------------------
Total...............              380          $28,631,067.46            100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                       REMAINING MONTHS TO STATED MATURITY

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
                            Number of                  Unpaid          Aggregate
                             Mortgage               Principal          Principal
Remaining Term                  Loans                 Balance            Balance

72 < Rem Term <=  84                1              110,105.52               0.38
108 < Rem Term <= 120               5              219,823.60               0.77
168 < Rem Term <= 180             110            7,542,778.23              26.34
228 < Rem Term <= 240              26            2,293,620.54               8.01
348 < Rem Term <= 360             238           18,464,739.57              64.49

- ---------------------      ----------   ---------------------   ---------------
Total............                 380          $28,631,067.46            100.00%
- -------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                     GROUP I COLLATERAL

- --------------------------------------------------------------------------------
                          CURRENT MORTGAGE LOAN AMOUNTS

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
Current                         Number of              Unpaid          Aggregate
Mortgage Loan                    Mortgage           Principal          Principal
Principal Balance                   Loans             Balance            Balance

10,000 < Balance <=    15,000           1           14,907.55               0.05
15,000 < Balance <=    20,000           5           92,215.61               0.32
20,000 < Balance <=    25,000           8          181,978.11               0.64
25,000 < Balance <=    30,000          12          343,486.82               1.20
30,000 < Balance <=    35,000          14          463,308.54               1.62
35,000 < Balance <=    40,000          13          487,909.70               1.70
40,000 < Balance <=    45,000          24        1,024,028.63               3.58
45,000 < Balance <=    50,000          19          919,503.22               3.21
50,000 < Balance <=    55,000          16          842,119.49               2.94
55,000 < Balance <=    60,000          28        1,622,341.81               5.67
60,000 < Balance <=    65,000          20        1,255,456.78               4.38
65,000 < Balance <=    70,000          19        1,296,797.98               4.53
70,000 < Balance <=    75,000          26        1,900,539.39               6.64
75,000 < Balance <=    80,000          30        2,320,964.59               8.11
80,000 < Balance <=    85,000          20        1,666,823.33               5.82
85,000 < Balance <=    90,000          20        1,749,996.51               6.11
90,000 < Balance <=    95,000          20        1,848,508.63               6.46
95,000 < Balance <=   100,000          16        1,559,523.05               5.45
100,000 < Balance <=   125,000         42        4,621,019.38              16.14
125,000 < Balance <=   150,000         13        1,814,243.62               6.34
150,000 < Balance <=   200,000          9        1,448,330.37               5.06
200,000 < Balance <=   250,000          4          886,327.35               3.10
250,000 < Balance <=   300,000          1          270,737.00               0.95
- -----------------------------------------   -----------------       ------------
Total....................             380      $28,631,067.46            100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                              MORTGAGED PROPERTIES

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
                            Number of                  Unpaid          Aggregate
                             Mortgage               Principal          Principal
                                Loans                 Balance            Balance

Single Family                     347           26,075,786.05              91.08
Pud                                 4              314,755.66               1.10
Condominium                         6              340,438.00               1.19
2-4 Family                         23            1,900,087.75               6.64
- -------------------       -----------    ---------------------     -------------
Total..............               380          $28,631,067.46            100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                     GROUP I COLLATERAL

- --------------------------------------------------------------------------------
                    LOAN SUMMARY STRATIFIED BY OWNER OCCUPANY

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
                            Number of                  Unpaid          Aggregate
                             Mortgage               Principal          Principal
Occupancy Status                Loans                 Balance            Balance

Primary Home                      359           27,193,846.42              94.98
Investment                         20            1,404,903.01               4.91
Second Home                         1               32,318.03               0.11
- -------------------       -----------     -------------------    ---------------
Total..............               380          $28,631,067.46            100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                           ORIGINAL JUNIOR LIEN RATIOS

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
                            Number of                  Unpaid          Aggregate
                             Mortgage               Principal          Principal
Junior Lien Raio                Loans                 Balance            Balance

30.01 to  40.00                     3              147,853.42               0.52
40.01 to  50.00                     2               76,126.93               0.27
50.01 to  60.00                     2               54,419.72               0.19
60.01 to  70.00                     1               24,557.11               0.09
70.01 to  80.00                     1               32,318.03               0.11
90.01 to 100.00                   371           28,295,792.25              98.83
- ---------------------          -------   ---------------------   ---------------
Total............                 380          $28,631,067.46            100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                     LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
                            Number of                  Unpaid          Aggregate
                             Mortgage               Principal          Principal

Amortization                    Loans                 Balance            Balance

Fully Amortizing                  351           26,334,830.59              91.98
Partially Amortizing               29            2,296,236.87               8.02
- ----------------------      ----------    -------------------  -----------------
Total.................            380          $28,631,067.46            100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                    GROUP II COLLATERAL

         -  FAMT73
         -  Cut Off Date of Tape is  9/1/97
         -  ARM
         -  $37,896,111.12

- --------------------------------------------------------------------------------
Number of Mortgage Loans:                                      421
Aggregate Unpaid Principal Balance:                            $37,896,111.12
Aggregate Original Principal Balance:                          $37,942,191.00
- -----------------------------------------------------------------------------

Weighted Average Coupon (Gross):                               9.126%
Gross Coupon Range:                                            6.990% - 14.750%

Weighted Average Margin (Gross):                               6.607%
Gross Margin Range:                                            4.990% - 10.130%

Weighted Average Life Cap (Gross):                             16.052%
Gross Life Cap Range:                                          13.750% - 21.250%

Weighted Average Life Floor (Gross):                           9.126%
Gross Life Floor Range:                                        6.990% - 14.750%
- --------------------------------------------------------------------------

Average Unpaid Principal Balance:                              $90,014.52
Average Original Principal Balance:                            $90,123.97

Maximum Unpaid Principal Balance:                              $301,835.04
Minimum Unpaid Principal Balance:                              $9,763.44

Maximum Original Principal Balance:                            $302,000.00
Minimum Original Principal Balance:                            $20,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):              343.714
Stated Rem Term Range:                                         120.000 - 360.000

Weighted Avg. Amortized Rem. Term:                             343.567
Amortized Rem Term Range:                                      28.038 - 360.037

Weighted Average Age (First Pay thru Paid Thru):               0.622
Age Range:                                                     0.000 - 5.000

Weighted Average Original Term:                                344.336
Original Term Range:                                           120.000 - 360.000

Weighted Average Original LTV:                                 60.066
Original LTV Range:                                            14.370% - 81.460%

Weighted Average Periodic Interest Cap:                        1.027%
Periodic Interest Cap Range:                                   1.000% - 2.000%

Weighted Average Months to Interest Roll:                      8.450 *calculated
                                                               from  9/97  to
                                                               next rolldate
Months to Interest Roll Range:                                 1 - 32

Weighted Average Interest Roll Frequency:                      6.083
Interest Frequency Range:                                      6 - 36
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                    GROUP II COLLATERAL

- --------------------------------------------------------------------------------
                          COMBINED LOAN-TO-VALUE RATIOS

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
                            Number of                  Unpaid          Aggregate
Combined                     Mortgage               Principal          Principal
Loan-To-Value Ratio             Loans                 Balance            Balance

80.01 to  85.00                     1               70,467.00               0.19
75.01 to  80.00                    30            3,814,101.42              10.06
70.01 to  75.00                    45            5,348,769.19              14.11
65.01 to  70.00                    54            5,733,918.11              15.13
60.01 to  65.00                    53            5,760,491.96               15.2
55.01 to  60.00                    56            5,161,060.04              13.62
50.01 to  55.00                    34            2,714,565.92               7.16
45.01 to  50.00                    42            2,974,979.39               7.85
40.01 to  45.00                    36            2,453,183.76               6.47
35.01 to  40.00                    32            1,956,349.92               5.16
30.01 to  35.00                    18            1,114,928.06               2.94
25.01 to  30.00                     9              449,090.31               1.19
20.01 to  25.00                     8              269,542.60               0.71
15.01 to  20.00                     1               44,000.00               0.12
10.01 to  15.00                     2               30,663.44               0.08
- ----------------------      ----------    -------------------  -----------------
Total............                 421          $37,896,111.12            100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                    GROUP II COLLATERAL

- --------------------------------------------------------------------------------
                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
                            Number of                  Unpaid          Aggregate
Loan-To-Value                Mortgage               Principal          Principal
Ratio                           Loans                 Balance            Balance

80.01 to  85.00                     1               70,467.00               0.19
75.01 to  80.00                    30            3,814,101.42              10.06
70.01 to  75.00                    45            5,348,769.19              14.11
65.01 to  70.00                    54            5,733,918.11              15.13
60.01 to  65.00                    53            5,760,491.96               15.2
55.01 to  60.00                    56            5,161,060.04              13.62
50.01 to  55.00                    34            2,714,565.92               7.16
45.01 to  50.00                    42            2,974,979.39               7.85
40.01 to  45.00                    36            2,453,183.76               6.47
35.01 to  40.00                    32            1,956,349.92               5.16
30.01 to  35.00                    18            1,114,928.06               2.94
25.01 to  30.00                     9              449,090.31               1.19
20.01 to  25.00                     8              269,542.60               0.71
15.01 to  20.00                     1               44,000.00               0.12
10.01 to  15.00                     2               30,663.44               0.08
- ---------------------         -------   ---------------------   ----------------
Total............                 421          $37,896,111.12            100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                    GROUP II COLLATERAL

- --------------------------------------------------------------------------------
                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
                                 Number of             Unpaid          Aggregate
Gross Mortgage                    Mortgage          Principal          Principal
Interest Rate Range                  Loans            Balance            Balance

6.50% < Gross Coupon <=  7.00%           4         461,324.00               1.22
7.00% < Gross Coupon <=  7.50%          34       3,205,046.49               8.46
7.50% < Gross Coupon <=  8.00%          39       3,505,627.54               9.25
8.00% < Gross Coupon <=  8.50%          68       6,567,203.45              17.33
8.50% < Gross Coupon <=  9.00%          80       7,223,150.33              19.06
9.00% < Gross Coupon <=  9.50%          64       6,631,884.27              17.50
9.50% < Gross Coupon <= 10.00%          51       4,274,379.49              11.28
10.00% < Gross Coupon <= 10.50%         27       1,988,083.32               5.25
10.50% < Gross Coupon <= 11.00%         19       1,338,805.32               3.53
11.00% < Gross Coupon <= 11.50%         17       1,514,312.86               4.00
11.50% < Gross Coupon <= 12.00%          8         593,446.36               1.57
12.00% < Gross Coupon <= 12.50%          3         152,850.78               0.40
12.50% < Gross Coupon <= 13.00%          1          63,764.76               0.17
13.00% < Gross Coupon <= 13.50%          1          60,944.58               0.16
13.50% < Gross Coupon <= 14.00%          3         232,326.23               0.61
14.50% < Gross Coupon <= 15.00%          2          82,961.34               0.22
- --------------------------------   --------       -----------       ------------
Total..........                        421     $37,896,111.12            100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                    GROUP II COLLATERAL

- --------------------------------------------------------------------------------
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
                            Number of                  Unpaid          Aggregate
                             Mortgage               Principal          Principal

State                           Loans                 Balance            Balance

AZ                                 13              931,495.28               2.46
CA                                 73            8,328,766.09              21.98
CO                                 20            1,898,633.77               5.01
DC                                  3              367,108.94               0.97
FL                                 17            1,236,001.67               3.26
GA                                  5              427,377.87               1.13
ID                                  2              139,641.92               0.37
IL                                 55            4,690,264.89              12.38
MA                                 29            2,417,399.34               6.38
MD                                  8              508,594.16               1.34
MI                                  6              507,293.02               1.34
MN                                  1               49,948.85               0.13
NC                                  2               99,898.73               0.26
NJ                                 42            3,343,307.40               8.82
NY                                 43            4,157,338.91              10.97
OH                                 17            1,165,763.74               3.08
OR                                 20            1,692,499.49               4.47
PA                                 11              848,638.16               2.24
UT                                 20            1,679,560.24               4.43
VA                                  6              808,539.07               2.13
WA                                 28            2,598,039.58               6.86
- ---------------------          -------   ---------------------   ---------------
Total...............              421          $37,896,111.12            100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                       REMAINING MONTHS TO STATED MATURITY

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
                            Number of                  Unpaid          Aggregate
                             Mortgage               Principal          Principal
Remaining Term                  Loans                 Balance            Balance

108 < Rem Term <= 120               1               68,160.00               0.18

168 < Rem Term <= 180              40            2,902,364.23               7.66

228 < Rem Term <= 240               6              456,813.00               1.21

348 < Rem Term <= 360             374           34,468,773.89              90.96
- ---------------------       ---------         ---------------    ---------------
Total............                 421          $37,896,111.12            100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                    GROUP II COLLATERAL

- --------------------------------------------------------------------------------
                          CURRENT MORTGAGE LOAN AMOUNTS

                                                                   Percentage of
                                                     Aggregate      Cut-Off Date
Current                           Number of             Unpaid         Aggregate
Mortgage Loan                      Mortgage          Principal         Principal
Principal Balance                     Loans            Balance           Balance

5,000 < Balance <=    10,000              1           9,763.44              0.03
15,000 < Balance <=    20,000             1          20,000.00              0.05
20,000 < Balance <=    25,000             2          41,064.00              0.11
30,000 < Balance <=    35,000            15         496,138.55              1.31
35,000 < Balance <=    40,000             8         310,826.63              0.82
40,000 < Balance <=    45,000            20         855,560.77              2.26
45,000 < Balance <=    50,000            18         869,069.62              2.29
50,000 < Balance <=    55,000            28       1,470,587.26              3.88
55,000 < Balance <=    60,000            25       1,440,546.44              3.80
60,000 < Balance <=    65,000            30       1,877,361.31              4.95
65,000 < Balance <=    70,000            23       1,561,737.85              4.12
70,000 < Balance <=    75,000            15       1,092,707.65              2.88
75,000 < Balance <=    80,000            21       1,639,360.40              4.33
80,000 < Balance <=    85,000            23       1,896,984.82              5.01
85,000 < Balance <=    90,000            16       1,403,963.79              3.70
90,000 < Balance <=    95,000            24       2,222,247.18              5.86
95,000 < Balance <=   100,000            20       1,953,874.77              5.16
100,000 < Balance <=   125,000           60       6,662,750.01             17.58
125,000 < Balance <=   150,000           25       3,400,203.87              8.97
150,000 < Balance <=   200,000           34       5,754,925.70             15.19
200,000 < Balance <=   250,000            9       2,053,007.21              5.42
250,000 < Balance <=   300,000            2         561,594.81              1.48
300,000 < Balance <=   350,000            1         301,835.04              0.80
- --------------------------------   --------   ----------------    --------------
Total....................               421     $37,896,111.12           100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                              MORTGAGED PROPERTIES

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
                                  Number of            Unpaid          Aggregate
                                   Mortgage         Principal          Principal
                                      Loans           Balance            Balance

Single Family                           382     34,838,802.84              91.93
Pud                                       7        596,571.94               1.57
Condominium                               7        442,024.04               1.17
2-4 Family                               25      2,018,712.30               5.33
- -------------------                   -----     -------------     --------------
Total..............                     421    $37,896,111.12            100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                    GROUP II COLLATERAL

- --------------------------------------------------------------------------------
                   LOAN SUMMARY STRATIFIED BY OWNER OCCUPANCY

                                                                   Percentage of
                                                Aggregate           Cut-Off Date

                        Number of                  Unpaid              Aggregate
                         Mortgage               Principal              Principal

Occupancy Status            Loans                 Balance                Balance

Primary Home                  394           35,621,670.71                  94.00
Investment                     24            1,899,033.14                   5.01
Second Home                     3              375,407.27                   0.99
- -------------------     -----         -------------------        ---------------
Total..............           421          $37,896,111.12                100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                     DISTRIBUTION OF MAXIMUM MORTGAGE RATES

                                                                   Percentage of
                                                     Aggregate      Cut-Off Date

                                  Number of             Unpaid         Aggregate

Gross                              Mortgage          Principal         Principal
Life Cap                              Loans            Balance           Balance

13.50 < Life Cap <= 14.00                 5         536,265.49              1.42
14.00 < Life Cap <= 14.50                36       3,434,494.08              9.06
14.50 < Life Cap <= 15.00                41       3,601,029.54              9.50
15.00 < Life Cap <= 15.50                75       7,177,641.42             18.94
15.50 < Life Cap <= 16.00                77       7,119,924.00             18.79
16.00 < Life Cap <= 16.50                69       6,909,511.14             18.23
16.50 < Life Cap <= 17.00                47       3,616,659.78              9.54
17.00 < Life Cap <= 17.50                20       1,563,876.50              4.13
17.50 < Life Cap <= 18.00                21       1,750,068.58              4.62
18.00 < Life Cap <= 18.50                13       1,115,246.61              2.94
18.50 < Life Cap <= 19.00                 9         568,482.10              1.50
19.00 < Life Cap <= 19.50                 1          62,914.97              0.17
19.50 < Life Cap <= 20.00                 2          96,749.36              0.26
20.00 < Life Cap <= 20.50                 4         293,270.81              0.77
21.00 < Life Cap <= 21.50                 1          49,976.74              0.13
- ---------------------------           -----         ----------    --------------
Total.................                  421     $37,896,111.12           100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                    GROUP II COLLATERAL

- --------------------------------------------------------------------------------
                     DISTRIBUTION OF MINIMUM MORTGAGE RATES

                                                                   Percentage of
                                                     Aggregate      Cut-Off Date
                                  Number of             Unpaid         Aggregate
Gross                              Mortgage          Principal         Principal
Life Floor                            Loans            Balance           Balance

6.50 < Life Floor <=  7.00                4         461,324.00              1.22
7.00 < Life Floor <=  7.50               34       3,205,046.49              8.46
7.50 < Life Floor <=  8.00               39       3,505,627.54              9.25
8.00 < Life Floor <=  8.50               68       6,567,203.45             17.33
8.50 < Life Floor <=  9.00               80       7,223,150.33             19.06
9.00 < Life Floor <=  9.50               64       6,631,884.27             17.50
9.50 < Life Floor <= 10.00               51       4,274,379.49             11.28
10.00 < Life Floor <= 10.50              27       1,988,083.32              5.25
10.50 < Life Floor <= 11.00              19       1,338,805.32              3.53
11.00 < Life Floor <= 11.50              17       1,514,312.86              4.00
11.50 < Life Floor <= 12.00               8         593,446.36              1.57
12.00 < Life Floor <= 12.50               3         152,850.78              0.40
12.50 < Life Floor <= 13.00               1          63,764.76              0.17
13.00 < Life Floor <= 13.50               1          60,944.58              0.16
13.50 < Life Floor <= 14.00               3         232,326.23              0.61
14.50 < Life Floor <= 15.00               2          82,961.34              0.22
- ---------------------------           -----         ----------    --------------
Total.................                  421     $37,896,111.12           100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                             DISTRIBUTION OF MARGINS

                                                                   Percentage of
                                                     Aggregate      Cut-Off Date
                                  Number of             Unpaid         Aggregate
Gross                              Mortgage          Principal         Principal
Margin                                Loans            Balance           Balance

4.0 < Margin <=  5.0                     31       2,934,675.29              7.74
5.0 < Margin <=  6.0                    112      10,509,462.73             27.73
6.0 < Margin <=  7.0                    135      12,570,429.09             33.17
7.0 < Margin <=  8.0                    116       9,573,115.23             25.26
8.0 < Margin <=  9.0                     24       2,115,559.44              5.58
9.0 < Margin <= 10.0                      1          68,160.00              0.18
10.0 < Margin <= 11.0                     2         124,709.34              0.33
- ---------------------               -------  -----------------   ---------------
Total................                   421     $37,896,111.12           100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-3                    GROUP II COLLATERAL

- --------------------------------------------------------------------------------
                     LOAN SUMMARY STRATIFIED BY PERIODIC CAP

                                                                   Percentage of
                                                    Aggregate       Cut-Off Date
                             Number of                 Unpaid          Aggregate
Periodic                      Mortgage              Principal          Principal
Cap                              Loans                Balance            Balance

1.000                              405          35,876,597.05              94.67
1.500                               15           1,986,526.91               5.24
2.000                                1              32,987.16               0.09
- ---------------------        ---------   --------------------    ---------------
Total................              421         $37,896,111.12            100.00%
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).